UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2017

ALTEX INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-09030	84-0989164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 1057 Breckenridge CO 80424
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 265-9312

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act

Item 4.01 Changes in Registrant's Certifying Accountant.
On October 3, 2017, the Registrant dismissed Malone Bailey LLP ("MaloneBailey") as the Registrant's principal accountant to audit the Registrant's financial statements, and the Registrant appointed Thayer O'Neal Company, LLC ("ThayerOneal") as the Registrant's principal accountant to audit the Registrant's financial statements.
During the Registrant's two most recent fiscal years, MaloneBailey's report on the Registrant's financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended by the Audit Committee of the Board of Directors. During the Registrant's two most recent fiscal years and the subsequent interim period, there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreement in connection with its report.
There were no "reportable events" of the kinds listed in paragraphs (a)(1)(v) (A) through (D) of §229.304 that occurred within the Registrant's two most recent fiscal years and any subsequent interim period preceding MaloneBailey's dismissal. None of the following kinds of events occurred within the Registrant's two most recent fiscal years or any subsequent interim period preceding MaloneBailey's dismissal: (A) MaloneBailey's having advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist; (B) MaloneBailey's having advised the Registrant that information has come to MaloneBailey's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management; (C)(1) MaloneBailey's having advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to MaloneBailey's attention during the Registrant's two most recent fiscal years or any subsequent interim period preceding MaloneBailey's dismissal, that if further investigated may: (i) Materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) Cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (2) Due to MaloneBailey's dismissal (due to audit scope limitations or otherwise), or for any other reason, MaloneBailey did not so expand the scope of its audit or conduct such further investigation; or (D)(1) MaloneBailey's having advised the Registrant that information has come to MaloneBailey's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to MaloneBailey's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) Due to MaloneBailey's dismissal, or for any other reason, the issue has not been resolved to MaloneBailey's satisfaction prior to its dismissal.
During the Registrant's two most recent fiscal years, and the subsequent interim periods prior to engaging ThayerOneal, neither the Registrant nor anyone on its behalf consulted ThayerOneal regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Registrant's financial statements, or (3) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304) or a reportable event (as described in paragraph 304(a)(1)(v)).
Item 9.01 Financial Statements and Exhibits.

16 Letter re change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 3, 2017	By:	/s/ Steven H. Cardin
Chief Executive Officer and
Principal Financial Officer